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                                                                    EXHIBIT 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 9, 1998 incorporated by reference in FieldWorks, Incorporated's Form 10-K for the year ended January 4, 1998 (File No. 000-22221) and to all references to our Firm included in this registration statement.




                                              /s/  ARTHUR ANDERSEN LLP

                                              Minneapolis, Minnesota
                                              October 6, 1998